Vanguard Funds

Supplement Dated February 22, 2022, to the Statement of Additional Information
Leadership Announcement
Effective February 21, 2022, Ashley Grim has been appointed treasurer of the Vanguard funds. In addition, Amy Gutmann has retired as trustee of the Vanguard funds.
Statement of Additional Information Text Changes
In the Management of the Fund(s) section under the heading “Officers and Trustees,” Ms. Grim’s biographical information is added as follows:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience
Ashley Grim (1984)	Treasurer	February 2022
Treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund Transfer Agent Controller (2019– 2022) and Director
of Audit Services (2017–2019) at Vanguard. Senior Manager (2006–2017) at
PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).

In addition, Christine Buchanan’s biographical information is replaced with the following:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience
Christine M. Buchanan (1970)	Chief Financial Officer	November 2017
Principal of Vanguard. Chief financial officer (2021–present) and treasurer
(2017–2021) of each of the investment companies served by Vanguard.
Partner (2005–2017) at KPMG (audit, tax, and advisory services).

All references to Amy Gutmann are hereby deleted from the Statement of Additional Information.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI ALL3 022022